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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 11, 2000



COMMISSION             REGISTRANT; STATE OF INCORPORATION;       IRS EMPLOYER
FILE NUMBER               ADDRESS; AND TELEPHONE NUMBER        IDENTIFICATION NO
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1-9513                       CMS ENERGY CORPORATION                   38-2726431
                            (A MICHIGAN CORPORATION)
                        FAIRLANE PLAZA SOUTH, SUITE 1100
                              330 TOWN CENTER DRIVE
                            DEARBORN, MICHIGAN 48126
                                 (313) 436-9261

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ITEM 5.  OTHER EVENTS.


        On December 11, 2000, CMS Energy Corporation issued a press release announcing it has written down its entire investment (approximately $500 million) in Loy Yang A, a 2000 megawatt power plant and associated coal mine in Victoria, Australia. The press release also noted the balance sheet and income statement effects of the write down. CMS Energy also confirmed its intention to sell its 50% interest in Loy Yang, but established no deadline for such a transaction.

        This document and the attached press release contain "forward-looking statements" that are subject to risks and uncertainties. The words "anticipates", "believes", "estimates", "expects", "intends", and "plans", and variations of such words and similar expressions, are intended to identify forward looking statements. They should be read in conjunction with "Forward-Looking Statements Cautionary Factors" in CMS Energy's Form 10-K, Item 1 (incorporated by reference herein) that discusses important factors that could cause CMS Energy's results to differ materially from those anticipated in such statements.

ITEM 7.  EXHIBITS.

        (c) Exhibits:

          99 (a)- CMS Energy Corporation Press Release dated December 11, 2000.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                         CMS ENERGY CORPORATION



Dated:     December 11, 2000             By: /s/ Alan M. Wright
                                            ---------------------------------
                                            Alan M. Wright
                                            Executive Vice President, Chief
                                            Financial and Administrative Officer





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                                INDEX TO EXHIBITS


     EXHIBIT NO.                                     DESCRIPTION
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     (c) Exhibits:


          99 (a)- CMS Energy Corporation Press Release dated December 11, 2000.